FORM 8-K

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): January 20, 1998


                         ONE PRICE CLOTHING STORES, INC.
             (Exact name of registrant as specified in its charter)
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          Delaware                                        0-15385                               57-0779028
(State or other jurisdiction                         (Commission File                   (IRS Employer Identification
     incorporation)                                        Number)                                Number)

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                            Highway 290 Commerce Park
                          Duncan, South Carolina, 29334
               (Address of principal executive offices; zip code)


       Registrant's telephone number, including area code: 864-433-8888


         (Former name or former address, if changed since last report)


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Item 5.  Other Events

        On January 20, 1998, One Price Clothing Stores, Inc. issued the attached Press Release, which press release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)       Exhibits

                  99.       Press release dated January 20, 1998

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE PRICE CLOTHING STORES, INC.
(Registrant)
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                                                     By:      /s/ Stephen A. Feldman

                                                     Name:    Stephen A. Feldman
                                                              Executive Vice President &
                                                              Chief Financial Officer

                                                              Date:    January 20, 1998
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